UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        GLOBAL ENTERTAINMENT CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                        GLOBAL ENTERTAINMENT CORPORATION
                       4909 East McDowell Road, Suite 104
                             Phoenix, Arizona 85008

                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 17, 2007

To the shareholders of Global Entertainment Corporation:

You are hereby notified that Global Entertainment Corporation ("the Company" or "Global") will hold an annual meeting (the "Meeting") of its shareholders on October 17, 2007, at 9:00 a.m. at the principal executive offices of the Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008. Only shareholders of Global may attend the Meeting. Shareholders who own shares registered in their names will be admitted to the Meeting upon verification of record share ownership. Shareholders who own shares through banks, brokerage firms, nominees or other account custodians must present proof of beneficial share ownership (such as a brokerage account statement) to be admitted.

The following items of business will be addressed at the Meeting:

1. The election of nine members to the Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected;

2. To ratify the selection of Semple, Marchal & Cooper, LLP to serve as independent auditors for the Company for the fiscal year ending May 31, 2008; and

3. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof. Management is presently aware of no other business to come before the Meeting.

Details relating to the above proposals are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on August 28, 2007 will be entitled to notice of and to vote at the Meeting and any adjournment or postponements thereof.

A copy of the Company's 2007 Annual Report to Shareholders is enclosed. Management cordially invites you to attend the Meeting. PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES CAN BE VOTED, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE MEETING. IF YOU ATTEND, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors,

/s/ James Domaz
-------------------------
James Domaz
Secretary

Phoenix, Arizona
September 28, 2007

                        GLOBAL ENTERTAINMENT CORPORATION
                       4909 East McDowell Road, Suite 104
                             Phoenix, Arizona 85008

                                 PROXY STATEMENT

GENERAL

Our Board of Directors is providing this proxy statement in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held on October 17, 2007 at 9:00 a.m., local Arizona time, at the principal executive offices of the Miller Group, located at 4909 East McDowell Road, Phoenix, Arizona 85008, and at any adjournments or postponements of the Meeting. This proxy statement and accompanying notice of the Meeting are first being mailed to shareholders on or about September 28, 2007.

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of directors and ratification of the appointment of the Company's registered public accounting firm. In addition, management will report on the performance of the Company and respond to questions from shareholders.

VOTING RIGHTS AND COST OF MAILING

Our common stock is the only type of security entitled to vote. On August 28, 2007, the record date for determination of shareholders entitled to vote, we had 6,508,173 shares of common stock outstanding. Each shareholder of record on the record date was entitled to one vote for each share of common stock held by such shareholder on that date. Shares of common stock may not be voted cumulatively.

The shares represented by all proxies that are properly executed and submitted will be voted at the Meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast (i) for the election of the nominees for directors hereinafter named; (ii) for the ratification of Semple, Marchal & Cooper, LLP as the Company's independent registered public accounting firm and (iii) to transact such other business as may properly come before the Meeting or any postponements or adjournments thereof. Shareholders who hold their shares in "street name" (i.e., in the name of a bank, broker or other record holder) must vote their shares in the manner prescribed by their brokers. After a quorum is declared, the holders of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote will be required to approve any proposed matters.

We will bear the entire cost of the preparation, assembly, printing and mailing of this proxy statement. Copies of the proxy statement will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the material to the beneficial owners.

QUORUM REQUIREMENT

Our Bylaws and Nevada law provide that the holders of a majority of our common stock issued and outstanding and entitled to vote, either in person or by proxy shall constitute a quorum for the transaction of business at a shareholders meeting. As of the record date, 6,508,173 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 3,254,087 votes will be required to establish a quorum. In determining the presence of a quorum at the Meeting, proxies received but marked as abstentions are counted as present and broker non-votes are not counted as present. A broker "non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

VOTES REQUIRED

With respect to the election of the nine director nominees and the ratification of our auditors, the holders of a majority of the issued and outstanding shares of voting stock must approve the actions taken.

HOW TO VOTE

By Mail or Facsimile

Be sure to complete, mark, sign and date the proxy card or voting instruction card and return it in the envelope provided or via facsimile to 480-994-0759. Votes submitted by mail must be received on or before October 10, 2007. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board.

All shareholders may vote in person at the Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Meeting.

CHANGING YOUR VOTE AFTER YOU RETURN YOUR PROXY CARD

Any shareholder of record giving a proxy may revoke it at any time before it is voted at the Meeting by delivering to the Company written notice of revocation or a proxy bearing a later date, or by attending the Meeting in person and casting a ballot, although attendance at the Meeting will not by itself revoke a previously granted proxy. You may change your vote by using any one of these methods regardless of the procedure used to cast your previous vote.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Meeting if you obtain a legal proxy as described in the response to the previous question.

DISSENTER'S RIGHTS OR APPRAISAL

Pursuant to applicable Nevada law, there are no dissenter's or appraisal rights relating to the matters to be acted upon at the Meeting.

BOARD'S RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

     * FOR the election as directors of the nominees named in this Proxy Statement. (See Proposal 1).

     * FOR the ratification of the appointment of Semple, Marchal & Cooper LLP as Global's independent registered public accounting firm. (See Proposal 2).

     * In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the Meeting and at any adjournment or postponement thereof.

                             BUSINESS OF THE MEETING

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members. Each of the members of the Board was nominated by the nominating and corporate governance committee, and is standing for, re-election.

     JAMES TRELIVING is a member of the Board of Directors of Global Entertainment and WPHL Holdings, Inc. and serves as the Chairman of each Board. Mr. Treliving is one of two Chairmen and owners of Boston Pizza International, Inc., a $370 (Canadian) million full-service pizza and pasta restaurant franchise chain with over 200 locations throughout North America ("Boston Pizza"). Together with George Melville, the other Chief Executive Officer of Boston Pizza, Mr. Treliving has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Treliving is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with George Melville in 1983, Mr. Treliving owned and operated multiple

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
     franchised Boston Pizza restaurants. James Treliving is the father of Brad Treliving, who was President of the WPHL until his resignation in August 2007.

     DONALD R. HEAD has been a member of the Board of Directors of Global Entertainment since 2000 and Vice Chairman of the Board of Directors since July 2007. Until September 2006, Mr. Head was Chairman of the Board, President and Chief Executive Officer of Capital Title Group, Inc., a $380 million holding company with in excess of 2,500 employees that offered real estate-related services for residential and commercial customers through its wholly owned subsidiaries, Capital Title Agency in Arizona, Nations Holding Group, New Century Title Company, United Title Company and First California Title Company in California and Land Title of Nevada in Nevada. In addition, Capital Title Group operated United Capital Title Insurance Company, a title insurance underwriter. Capital Title Group was acquired via merger by LandAmerica Financial Group, Inc. (NYSE:LFG) on September 8, 2006. Mr. Head co-founded Centurian Development and Investments, Inc., a custom designer and builder of residential homes, and is also a partner in America West Capital One LLC, a residential real estate developer in Yavapai County, Arizona. He is a graduate of Arizona State University with a BA in Business and holds a law degree from the University of Arizona.

     RICHARD KOZUBACK is a member of the Board of Directors and is the President and CEO of Global Entertainment. He is also a member of the Board of Directors of WPHL, Inc. and has served as the President of WPHL, Inc. from its inception until 1999. He now serves as Chairman of the WPHL. He also serves as a Director of WPHL Holdings. Mr. Kozuback has over 20 years of experience in the hockey industry, having played Canadian Junior Hockey and having coached and managed various hockey teams in the western United States. From 1994 to 1996, Mr. Kozuback was Director of Scheduling for Roller Hockey International and President of the International Roller Hockey Association. From 1993 to 1994, Mr. Kozuback was Head Coach and General Manager of the Tri-City Americans, a Western Hockey League team, as well as Head Coach of the Phoenix Cobras, a Roller Hockey International team. From 1991 to 1993, Mr. Kozuback served as the Associate Coach of the Phoenix Roadrunners, a member of the International Hockey League and farm team to the Los Angeles Kings, a National Hockey League team. Mr. Kozuback attended the University of Alberta, Canada, where he received a degree in Education.

     MICHAEL L. BOWLIN became a member of the Board of Directors of Global Entertainment in April 2006. Mr. Bowlin has served as Chairman of the Board and Chief Executive Officer, President and as a Director of Bowlin Travel Centers, Inc. since August of 2000. Mr. Bowlin served as Chairman of the Board and Chief Executive Officer of Bowlin Outdoor Advertising and Travel Centers, Inc. ("Bowlin Outdoor") from 1991 through January of 2001, and as President from 1983 through 1991. Mr. Bowlin had been employed by Bowlin Outdoor since 1968. Mr. Bowlin holds a Bachelor's degree in Business Administration from Arizona State University.

     MICHAEL L. HARTZMARK, Ph.D. joined Global Entertainment's Board of Directors on March 19, 2004 after the successful completion of the merger of Global and Cragar Industries, Inc. Prior to joining Global's board Dr. Hartzmark served as Cragar's Chief Executive Officer and a Director since 1993. Dr. Hartzmark is currently an economist and vice president at Chicago Partners, LLC. From 2004-2006, he served as Interim Chief Financial Officer of PacificBiometrics, Inc. and from 2001-2003 as a Financial Consultant at Fahnestock & Co., Inc. Prior to these activities, Dr. Hartzmark was an Economic Consultant (as President of EconOhio Corporation), a Financial Consultant (as President of MDA Financial, Inc.), a Senior Economist at Lexecon, Inc., the John M. Olin Visiting Scholar at the University of Chicago and an Assistant Professor at the University of Michigan. He has also worked for the Treasury Department and the Commodity Futures Trading Commission. Dr. Hartzmark earned his B.A. in economics from the University of Michigan and his M.A. and Ph.D. degrees in economics from the University of Chicago.

     TERRY S.  JACOBS  has been a member  of the  Board of  Directors  of Global
     Entertainment since 2000, and is Chairman, President and Chief Executive Officer of The JFP Group, LLC, a private real estate development, management and investment group since September 2005. From its founding in September 1996 to September 2005, Mr. Jacobs served as Chairman of the Board and Chief Executive Officer of Regent Communications, a Nasdaq listed company, which is the owner and operator of 75 radio stations in 15 markets. He currently serves as a member of the Board of Directors of American Financial Group, Inc., a New York Stock Exchange listed company and until September 2006, when the company was acquired, he was a member of the Board of Directors of Capital Title Group, Inc., a Nasdaq listed company. Mr. Jacobs' business experience includes the founding of Jacor
     Communications, Inc. in 1979, serving as Chairman and Chief Executive Officer as the company grew to be the ninth largest radio group in the Nation, as well as the founding of Regent Communications, Inc. Mr. Jacobs holds a Bachelors of Business Administration and Masters of Actuarial Science from Georgia State University and is a Fellow of the Casualty Actuarial Society and Member of the American Academy of Actuaries. Mr.
     Jacobs is a member of the Board of the National Football Foundation and College Hall of Fame.

     STEPHEN A McCONNELL became a member of the Board of Directors of Global Entertainment in April 2006. Mr. McConnell has served as the President of Solano Ventures, an investment fund devoted to small and mid-sized companies. Mr. McConnell served as a member of the Board of Directors of Capital Title Group, Inc. from September 1996 to September 2006. Mr. McConnell was Chairman and majority stockholder of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glue-lam beams used in the construction industry, from 1998 to 2004. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors from September 1991 to June 1997. From 1991 to 1995, Mr. McConnell served as President of Belt Perry Associates, Inc., a property tax appeal firm. Mr. McConnell served as President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell currently serves on the boards of Mobile Mini, Inc. and Miracor Diagnostics, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

     GEORGE MELVILLE is a member of the Board of Directors of Global Entertainment and was previously a Director of WPHL, Inc. from its inception in 1995 until May 2003. He also serves as a Director and as Vice President of WPHL Holdings. Mr. Melville currently serves as one of two Chairmen and owners of Boston Pizza. Together with James Treliving, the other Chairman of Boston Pizza, Mr. Melville has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Melville is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with James Treliving in 1983, Mr. Melville owned and operated multiple franchised Boston Pizza restaurants and was an accountant with Peat, Marwick, Mitchell & Co. Mr. Melville is an accredited Chartered Accountant.

     MARK SCHWARTZ presently is a Director of Global Entertainment. Previously, he served as a Director of Cragar Industries, dating back to January 1993. Mr. Schwartz is President and CEO of G&S Metal Products Co., Inc., the largest producer of metal bakeware for the consumer market in the United States. G&S Metal Products also imports and distributes a wide range of kitchen accessory and household items. Through a subsidiary, G&S Metal is one of the major U.S. manufacturers of aluminum fencing for residential and commercial markets. Its customers include major U.S. and international retailers in virtually every segment of the trade, including supermarkets, mass merchants, and television retailers. Mr. Schwartz has been with G&S for well over 30 years and has been President and Chief Executive Officer for over 15 years.

All nominees have consented to be named and have indicated that they will serve if re-elected. If re-elected, each director will hold office until the next annual meeting of shareholders or until a successor is elected and qualified. If any nominee is not able to serve, the Board intends to fill the vacancy until another director nominee can be elected. The board is unaware of any circumstance likely to make the nominees named below unavailable for election. Additional information about each of the directors can be found in the "Directors and Executive Officers" section below.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                         THE ELECTION OF ALL NOMINEES.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon the recommendation of the Audit Committee, has selected Semple, Marchal & Cooper, LLP, an independent registered public accounting firm, to audit the books, records, and accounts of the Company and its subsidiaries for the year ending May 31, 2008.

The firm of Semple, Marchal & Cooper, LLP audits the Company's books annually, has offices in or convenient to the localities in the United States where the Company or its subsidiaries operate and is considered to be well qualified. Semple, Marchal & Cooper, LLP has audited the Company's books since 2000.

Shareholder ratification of the selection of Semple, Marchal & Cooper, LLP as the Company's independent registered public accounting firm is not required by the Company's bylaws or otherwise. Despite shareholder ratification of the selection of Semple, Marchal & Cooper, LLP, the Audit Committee and the Board in their discretion may direct the appointment of different independent registered public accounting firms at any time if they determine that such an appointment would be in the best interests of the Company and its shareholders.

Semple, Marchal & Cooper, LLP has no direct or indirect material financial interest in the Company or any of its subsidiaries. A representative of Semple, Marchal & Cooper, LLP is expected to be present at the Meeting and will be given the opportunity to make a statement on behalf of Semple, Marchal & Cooper, LLP, if they so desire. The representative also will be available to respond to questions raised by those in attendance at the Meeting.

AUDIT FEES

The aggregate fees billed by Semple, Marchal & Cooper, LLP for professional services rendered for the audit of our annual financial statements and review of our annual and quarterly reports on Forms 10-KSB and 10-QSB, respectively, for the fiscal year ended May 31, 2007, were approximately $220,000. The aggregate fees billed by Semple, Marchal & Cooper, LLP for professional services rendered for the audit of our annual financial statements and review of our annual and quarterly reports on Forms 10-KSB and 10-QSB, respectively, for the fiscal year ended May 31, 2006 were approximately $133,000.

AUDIT RELATED FEES

In each of the last two fiscal years, there were no fees billed for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the "AUDIT FEES" paragraph above.

TAX FEES

Semple, Marchal & Cooper, LLP prepared the company's tax returns for state and federal purposes. Tax return preparation fees for the fiscal years ended May 31, 2007 and May 31, 2006 totaled approximately $16,000.

ALL OTHER FEES

Other than the services described above under "Audit Fees", "Audit Related Fees" and "Tax Fees", Semple, Marchal & Cooper, LLP also provided services related to the Company's private placement of common stock and related S-3 registration statement. Fees related to the private placement of common stock and S-3 registration during the fiscal year ended May 31, 2006 were approximately $27,000. During fiscal year ended May 31, 2007, Semple, Marchal & Cooper, LLP also provided services related to a Securities and Exchange Commission compliance matter and billed related fees of approximately $8,000.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence. The Committee discussed with the Company's independent auditors the overall scope and plans for their audit.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual report on Form 10-KSB for the year ended May 31, 2007 for filing with the Securities and Exchange Commission.

Terry S. Jacobs
Michael L. Hartzmark, Ph.D.
Stephen A McConnell

Dated: September 28, 2007

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

All of the 2007 and 2006 audit services provided by Semple, Marchal & Cooper, LLP were approved by our Audit Committee. The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by our independent registered public accounting firm and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and related fees on the independence of the auditor. These services and fees must be deemed compatible with the maintenance of the auditor's independence, in compliance with the SEC rules and regulations. Throughout the year, the Audit Committee and, if necessary, the Board of Directors, reviews revisions to the estimates of audit and non-audit fees initially approved.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SEMPLE, MARCHAL &COOPER, LLP AS THE COMPANY'S INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM.

                   INFORMATION ABOUT GLOBAL AND ITS MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The  directors,   executive   officers,   and  other  key  employees  of  Global
Entertainment, and their ages as of October 1, 2007, are as follows:

Name                          Age                 Position
----                          ---                 --------
James Treliving               66  Director and Chairman of the Board
Donald R. Head                69  Director and Vice Chairman of the Board
Richard Kozuback              53  Director, CEO and President
Michael L. Bowlin             64  Director
Michael L. Hartzmark, Ph.D.   51  Director
Terry S. Jacobs               65  Director
Stephen A McConnell           54  Director
George Melville               63  Director
Mark Schwartz                 57  Director
James Yeager                  57  Senior Vice President, Chief Financial Officer
                                  and Tresurer
James Domaz                   51  Vice President, General Counsel and Secretary

JAMES TRELIVING is a member of the Board of Directors of Global Entertainment and WPHL Holdings, Inc. and serves as the Chairman of each Board. Mr. Treliving is one of two Chairmen and owners of Boston Pizza International, Inc., a $370 (Canadian) million full-service pizza and pasta restaurant franchise chain with over 200 locations throughout North America ("Boston Pizza"). Together with George Melville, the other Chief Executive Officer of Boston Pizza, Mr. Treliving has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Treliving is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with George Melville in 1983, Mr. Treliving owned and operated multiple franchised Boston Pizza restaurants. James Treliving is the father of Brad Treliving, who is President of the WPHL.

DONALD R. HEAD has been a member of the Board of Directors of Global Entertainment since 2000 and Vice Chairman of the Board of Directors since July 2007. Until September 2006, Mr. Head was Chairman of the Board, President and Chief Executive Officer of Capital Title Group, Inc., a $380 million holding company with in excess of 2,500 employees that offered real estate-related services for residential and commercial customers through its wholly owned subsidiaries, Capital Title Agency in Arizona, Nations Holding Group, New Century Title Company, United Title Company and First California Title Company in California and Land Title of Nevada in Nevada. In addition, Capital Title Group operated United Capital Title Insurance Company, a title insurance underwriter. Capital Title Group was acquired via merger by LandAmerica Financial Group, Inc. (NYSE:LFG) on September 8, 2006. Mr. Head co-founded Centurian Development and Investments, Inc., a custom designer and builder of residential homes, and is also a partner in America West Capital One LLC, a residential real estate developer in Yavapai County, Arizona. He is a graduate of Arizona State University with a BA in Business and holds a law degree from the University of Arizona.

RICHARD KOZUBACK is a member of the Board of Directors and is the President and CEO of Global Entertainment. He is also a member of the Board of Directors of WPHL, Inc. and has served as the President of WPHL, Inc. from its inception until 1999. He now serves as Chairman of the WPHL. He also serves as a Director of WPHL Holdings. Mr. Kozuback has over 20 years of experience in the hockey industry, having played Canadian Junior Hockey and having coached and managed various hockey teams in the western United States. From 1994 to 1996, Mr. Kozuback was Director of Scheduling for Roller Hockey International and

President of the International Roller Hockey Association. From 1993 to 1994, Mr. Kozuback was Head Coach and General Manager of the Tri-City Americans, a Western Hockey League team, as well as Head Coach of the Phoenix Cobras, a Roller Hockey International team. From 1991 to 1993, Mr. Kozuback served as the Associate Coach of the Phoenix Roadrunners, a member of the International Hockey League and farm team to the Los Angeles Kings, a National Hockey League team. Mr. Kozuback attended the University of Alberta, Canada, where he received a degree in Education.

MICHAEL L. BOWLIN became a member of the Board of Directors of Global Entertainment in April 2006. Mr. Bowlin has served as Chairman of the Board and Chief Executive Officer, President and as a Director of Bowlin Travel Centers, Inc. since August of 2000. Mr. Bowlin served as Chairman of the Board and Chief Executive Officer of Bowlin Outdoor Advertising and Travel Centers, Inc. ("Bowlin Outdoor") from 1991 through January of 2001, and as President from 1983 through 1991. Mr. Bowlin had been employed by Bowlin Outdoor since 1968. Mr. Bowlin holds a Bachelor's degree in Business Administration from Arizona State University.

MICHAEL L. HARTZMARK, Ph.D. joined Global Entertainment's Board of Directors on March 19, 2004 after the successful completion of the merger of Global and Cragar Industries, Inc. Prior to joining Global's Board Dr. Hartzmark served as Cragar's Chief Executive Officer and a Director since 1993. Dr. Hartzmark is currently an economist and Vice President at Chicago Partners, LLC. From 2004-2006, he served as Interim Chief Financial Officer of PacificBiometrics, Inc. and from 2001-2003 as a Financial Consultant at Fahnestock & Co., Inc. Prior to these activities, Dr. Hartzmark was an Economic Consultant (as President of EconOhio Corporation), a Financial Consultant (as President of MDA Financial, Inc.), a Senior Economist at Lexecon, Inc., the John M. Olin Visiting Scholar at the University of Chicago and an Assistant Professor at the University of Michigan. He has also worked for the Treasury Department and the Commodity Futures Trading Commission. Dr. Hartzmark earned his B.A. in economics from the University of Michigan and his M.A. and Ph.D. degrees in economics from the University of Chicago.

TERRY S. JACOBS has been a member of the Board of Directors of Global Entertainment since 2000, and is Chairman, President and Chief Executive Officer of JFP Group, LLC, a private real estate development, management and investment group since September 2005. From its founding in September 1996 to September 2005, Mr. Jacobs served as Chairman of the Board and Chief Executive Officer of Regent Communications, which is the owner and operator of 75 radio stations in 15 markets. He currently serves as Vice-Chairman of the Board of Directors of Regent Communications and is a member of the Boards of Directors of American Financial Group, Inc., a New York Stock Exchange listed company and Capital Title Group, Inc., a Nasdaq listed company. Mr. Jacobs' business experience includes the founding of Jacor Communications, Inc. in 1979, serving as Chairman and Chief Executive Officer as the company grew to be the ninth largest radio group in the Nation. Mr. Jacobs holds a Bachelors of Business Administration and Masters of Actuarial Science from Georgia State University and is a Fellow of the Casualty Actuarial Society and Member of the American Academy of Actuaries. Mr. Jacobs is a member of the Board of the National Football Foundation and College Hall of Fame.

STEPHEN A McCONNELL became a member of the Board of Directors of Global Entertainment in April 2006. Mr. McConnell has served as the President of Solano Ventures, an investment fund devoted to small and mid-sized companies. Mr. McConnell served as a member of the Board of Directors of Capital Title Group, Inc. from September 1996 to September 2006. Mr. McConnell was Chairman and majority stockholder of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glue-lam beams used in the construction industry, from 1998 to 2004. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors from September 1991 to June 1997. From 1991 to 1995, Mr. McConnell served as President of Belt Perry Associates, Inc., a property tax appeal firm. Mr. McConnell served as President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell currently serves on the boards of Mobile Mini, Inc. and Miracor Diagnostics, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

GEORGE MELVILLE is a member of the Board of Directors of Global Entertainment and was previously a Director of WPHL, Inc. from its inception in 1995 until May 2003. He also serves as a Director and as Vice President of WPHL Holdings. Mr. Melville currently serves as one of two Chairmen and owners of Boston Pizza. Together with James Treliving, the other Chairman of Boston Pizza, Mr. Melville has won the Pacific Canada Ernst & Young "Entrepreneur of the Year" award for Hospitality and Tourism and the British Columbia American Marketing Association's "Marketer of the Year" award. Boston Pizza was named one of the FINANCIAL POST'S and Arthur Andersen & Company's "50 Best Managed Private Companies" for six consecutive years and has won the Pinnacle "Company of the Year" award. Mr. Melville is also involved in the oil and gas, property development, and construction and development industries. Prior to purchasing Boston Pizza with James Treliving in 1983, Mr. Melville owned and operated multiple franchised Boston Pizza restaurants and was an accountant with Peat, Marwick, Mitchell & Co. Mr. Melville is an accredited Chartered Accountant.

MARK SCHWARTZ presently is a Director of Global Entertainment. Previously, he served as a Director of Cragar Industries, dating back to January 1993. Mr. Schwartz is President and CEO of G&S Metal Products Co., Inc., the largest producer of metal bakeware for the consumer market in the United States. G&S Metal Products also imports and distributes a wide range of kitchen accessory and household items. Through a subsidiary, G&S Metal is one of the major U.S.

manufacturers of aluminum fencing for residential and commercial markets. Its customers include major U.S. and international retailers in virtually every segment of the trade, including supermarkets, mass merchants, and television retailers. Mr. Schwartz has been with G&S for well over 30 years and has been President and Chief Executive Officer for over 15 years.

JAMES YEAGER has served as Global Entertainment's Senior Vice President and Chief Financial Officer since September 1, 2007. Mr. Yeager most recently served as Vice President and Chief Financial Officer of Capital Title Group, Inc., a Nasdaq listed company, from April 2004 through May 2007, until its acquisition by LandAmerica Financial Group, Inc. Prior to that Mr. Yeager served as
Executive Vice President and Chief Financial Officer of Styling Technology Corporation, a Nasdaq listed company, from June 2000 to December 2003.

JAMES DOMAZ has served as Global Entertainment's Vice President, General Counsel and Secretary since August 20, 2007. Prior to joining Global Entertainment, Mr. Domaz was with the law firm of Cheifetz Iannitelli Marcolini, P.C.; and prior to that he served as Senior Vice President, Corporate Counsel and Secretary for MicroAge, Inc. a Fortune 500 company listed on the Nasdaq exchange.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth, as of August 28, 2007, the number and percentage of outstanding shares of Global common stock beneficially owned by:(i) each person known by Global to beneficially own more than 5% of such stock, (ii) each of Global's Directors, (iii) the Chief Executive Officer and each of the other named executive officers, and (iv) all directors and officers as a group. Except as otherwise indicated, Global believes that each of the beneficial owners of its common stock listed below, based on information furnished by such owners, has sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                     Shares
                                                  Beneficially        Percent of
Name and Address of Beneficial Owner (1)            Owned (2)          Total (3)
----------------------------------------            ---------          ---------
James Treliving (4)                                  337,457             5.19%
Richard Kozuback (5)                                 544,379             8.36%
Michael L. Bowlin (6)                                  9,857             0.15%
Michael L. Hartzmark, Ph.D. (7)                       70,390             1.08%
Donald R. Head (8)                                   188,786             2.90%
Terry S. Jacobs (9)                                   92,171             1.42%
Stephen A McConnell (10)                              19,443             0.30%
George Melville (11)                                 416,236             6.40%
Mark Schwartz (12)                                   145,029             2.23%
Rudy R. Miller (13)                                  510,160             7.84%
WPHL Holdings, Inc. (14)                           2,750,000            42.25%
Ron Thom (15)                                        370,726             5.70%
Dolores Hartzmark (16)                               326,923             5.02%
All executive officers and directors
 as a group (9 persons) (17)                       1,823,748            28.02%

----------
(1) Unless otherwise noted, the mailing address of each of the listed shareholders is c/o Global Entertainment Corporation, 4909 E. McDowell Road, Suite 104, Phoenix, Arizona 85008.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from August 28, 2007, through the exercise of any option or warrant.

(3) In calculating percentage ownership, all shares of common stock that the named shareholder has the right to acquire within 60 days upon exercise of any option or warrant are deemed to be outstanding for the purpose of computing the percentage of common stock owned by such stockholder, but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other stockholder. Shares and percentages beneficially owned are based upon 6,508,173 shares outstanding on August 28, 2007.

(4) Includes 72,500 shares purchasable upon exercise of options, 262,819 shares beneficially owned by Mr. Treliving through his beneficial ownership interest in WPHL Holdings, Inc., and 2,138 shares beneficially owned by Mr. Treliving through his beneficial ownership interest in S&T Holdings LTD.

(5) Includes 82,500 shares purchasable upon exercise of options by Mr. Kozuback, 43,487 shares held directly, 397,208 shares beneficially owned by Mr. Kozuback through his beneficial ownership interest in WPHL Holdings, Inc., and 21,184 shares beneficially owned by Tara Kozuback, the Daughter of Mr. Kozuback, through her beneficial ownership interest in WPHL Holdings, Inc.

(6) Includes 9,857 shares held directly.

(7) Includes 51,175 shares purchasable upon exercise of options, 12,534 shares held directly and 6,681 shares beneficially owned by Dr. Hartzmark through his beneficial ownership interest in MDA Financial, Inc.

(8) Includes 72,500 shares purchasable upon exercise of options and 116,286 shares beneficially owned by Mr. Head through his beneficial ownership interest in Head Management Investments, LLC.

(9) Includes 20,000 shares purchasable upon exercise of options, and 72,171 shares held directly.

(10) Includes 19,443 shares held directly.

(11) Includes 72,500 shares purchasable upon exercise of options, 341,598 shares beneficially owned by Mr. Melville through his beneficial ownership interest in WPHL Holdings, Inc., and 2,138 shares beneficially owned by Mr. Melville through his beneficial ownership interest in S&T Holdings LTD.

(12) Includes 48,045 shares purchasable upon exercise of options, 3,802 shares purchasable upon exercise of warrants, and 93,182 shares held directly.

(13) Includes 388,710 shares owned by Miller Capital Corporation ("MCC"), for which Mr. Miller serves as Chairman, President, and Chief Executive Officer, 500 shares held directly by Mr. Miller, 32,500 shares purchasable upon exercise of options by Mr. Miller, and 88,450 shares purchasable upon exercise of warrants by MCC and Miller Capital Markets, LLC ("MCM"), for which Mr. Miller serves as Chairman. Mr. Miller beneficially owns all of the shares of Global common stock and warrants to purchase such shares held by MCC and MCM.

(14) Shares of Global common stock held by WPHL Holdings, Inc. are beneficially owned by the following persons (in the amounts indicated): Ron Thom (370,726), George Melville (341,598), James Treliving (262,819), Brad Treliving (317,104), Rick Kozuback (397,208), Douglas Wooton (123,578), Nigel King (150,060), Ron Mulhern (123,569), Kevin Lowe (185,364), Barry Johnson (185,364), Darcy Rota (111,218), Mike Cordoba (43,693), Steve Cherwonak (31,777), Duane Lewis (31,777), Wayne Davis (31,777), Tara Kozuback (21,184) and Chris Potenza (21,184).

(15) Includes 370,726 shares held by Mr. Thom through his beneficial ownership interest in WPHL Holdings, Inc.

(16) Includes 307,853 shares held beneficially by Mrs. Hartzmark and 19,070 shares purchasable upon exercise of warrants.

(17) Includes Messrs. J. Treliving, R. Kozuback, G. Melville, T. Jacobs, D. Head, M. Hartzmark, M. Schwartz, M. Bowlin, and S. McConnell.

BOARD MEETINGS AND COMMITTEES

The Board of Directors held four meetings during fiscal 2007. During this period, each Board member attended or participated in at least 75% of (i) the total number of meetings of the Board that were held while he was a member and
(ii) the total number of meetings held by all committees of the Board on which he was a member and while he was a member.

Global has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Audit Committee and Compensation Committee were each formed in October 2000 and the Nominating and Corporate Governance Committee was formed in April 2006.

The Audit Committee consists of Messrs. Terry S. Jacobs, Michael L. Hartzmark, Ph.D., and Stephen A McConnell. The Audit Committee, which has adopted a formal written charter, makes recommendations to the Board concerning the selection of outside auditors, reviews our financial statements and considers such other matters in relation to the internal controls and external audit of our financial affairs as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee is comprised of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of the Board, and as "independent" is defined under the current standards of the American Stock Exchange, Terry S. Jacobs, Michael L. Hartzmark, Ph.D. and Stephen A McConnell are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The Board has determined that Terry S. Jacobs is an "audit committee financial expert," as that term is defined in the rules and regulations promulgated by the Securities and Exchange Commission. In addition, the Board has determined that all members of the Audit Committee are financially literate, knowledgeable, and qualified to review our financial statements. The Audit Committee held six meetings during fiscal 2007.

The Compensation Committee is currently comprised of Messrs. George Melville, Michael L. Bowlin, Donald R. Head, and Mark Schwartz. The Compensation Committee determines the salary and incentive compensation of Global's officers and provides recommendations for the salaries and incentive compensation for its other employees. The Compensation Committee also administers Global's long-term incentive plan, including reviewing management recommendations with respect to option grants and taking other actions as may be required in connection with its compensation and incentive plans. Among other items, the Compensation Committee reviews the profitability of Global and industry standards in determining executive and director compensation. The Compensation Committee, following consultation with the Chief Executive Officer, makes recommendations to the Board of Directors regarding the amount and form of compensation of directors, executives and employees. No compensation consultants were retained during the fiscal year ended May 31, 2007. The Compensation Committee members are all "independent" as defined under the current standards of the American Stock Exchange. The Compensation Committee held three meetings during fiscal 2007. The Compensation Committee does not currently have a charter.

The Nominating and Corporate Governance Committee develops and recommends to the full Board of Directors, a set of corporate governance principles and makes recommendations for Board Director nominees. The Nominating and Corporate Governance Committee is comprised of Mark Schwartz, Michael L. Bowlin, Donald R. Head, Terry S. Jacobs, and Stephen A McConnell, all of whom are "independent" as defined under the current standards of the American Stock Exchange. This Committee held one meeting during fiscal 2007. The Nominating and Corporate Governance Committee does not currently have a charter.

All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Meeting.

Any shareholder wishing to send communications to the Board of Directors or to any individual member of the Board should forward a written communication to the attention of the Secretary of the Company at the address listed on this information statement, and the Secretary will then forward such communications to the intended recipients. All written communications that pertain to legitimate shareholder interests and to legitimate business matters of the Company and that are otherwise appropriate matters for the Board to consider will be forwarded. The Board does not have a written policy regarding the attendance at annual meetings by all Directors.

DIRECTOR NOMINATION PROCESS

Nominations of candidates for election as Directors may be made by the Board of Directors upon recommendation by the Nominating and Governance Committee.

In evaluating the suitability of potential nominees for membership on the Board, the Nominating and Governance Committee will consider the Board's current composition, including expertise, diversity, and balance of inside, outside and independent directors, and consider the general qualifications of the potential nominees, such as:

     Unquestionable integrity and honesty;

     The ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole;

     Recognized leadership in business or professional activity;

     A background and experience that will complement the talents of the other Board members;

     Willingness and capability to take the time to actively participate in Board and Committee meetings and related activities;

     Ability to work professionally and effectively with other Board members and the Company's management;

     An age to enable the Director to remain on the Board long enough to make an effective contribution; and

     Lack  of  realistic   possibilities   of  conflict  of  interest  or  legal
     prohibition.

The Committee will also see that all necessary and appropriate inquiries are made into the backgrounds of such candidates. There are no stated minimum criteria for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its shareholders.

DIRECTOR COMPENSATION

                                                                                Nonqualified
                       Fees Earned                              Non-Equity        Deferred
                        or Paid in     Stock       Option     Incentive Plan    Compensation      All other
      Name                Cash($)     Awards($)   Awards($)   Compensation($)    Earnings($)   Compensation($)   Total($)
      ----                -------     ---------   ---------   ---------------    -----------   ---------------   --------
James Treliving           12,500          --         --              --              --             --           12,500
Donald R. Head            15,000          --         --              --              --             --           15,000
Michael L. Bowlin         15,000       9,800*        --              --              --             --           26,800
Michael L. Hartzmark      18,000          --         --              --              --             --           18,000
Terry S. Jacobs           24,250          --         --              --              --             --           24,250
Stephen A McConnell       15,500       9,800*        --              --              --             --           27,300
George Melville           16,125          --         --              --              --             --           16,125
Mark Schwartz             20,250          --         --              --              --             --           20,250

----------
* Calculated by taking the closing market price of the Company's common stock on May 31, 2007, of $4.90 per share, multiplied by the number of shares granted. The amounts in these columns may not represent amounts actually realized by these directors.

Effective August 2, 2006 Global revised the director compensation to include paying its non-employee directors an annual retainer of $10,000, $1,000 per meeting and $500 per phone-conference meeting. In addition, each director shall receive $500 for each Committee meeting. The Chairman of the Audit Committee receives an additional annual retainer of $5,000 and the Chairman of other Committees receives an annual retainer of $2,500. Directors will initially be awarded 2,000 restricted shares and will receive an additional 2,000 restricted shares after every year they serve as a Director to the Company.

Prior to August 2, 2006 Global paid its non-employee directors $2,000 per meeting and $1,000 per phone-conference meeting. In addition, non-employee directors received $500 for participation in each committee meeting and $250 per phone-conference meeting. The chairman of each committee received $750 for participation in each committee meeting and $375 per phone-conference meeting. Global also granted Directors 10,000 options for joining the Board, in addition to 10,000 options annually for service.

Effective May 4, 2007 the Board of Directors voted to: (i) forego the annual stock grant to non-employee directors for the fiscal year ending May 31, 2007 (but not the new director grants to Messrs. Bowlin and McConnell); and (ii) reduce the non-employee director cash compensation by one-half for the fiscal year ending May 31, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely upon review of copies of such reports furnished to the Company and written representations that no other reports were required during the year ended May 31, 2007, Global believes that no other reports were required and that no reports were filed in an untimely manner during the fiscal year ended May 31, 2007.

EXECUTIVE COMPENSATION AND OTHER RELATED INFORMATION

The following table provides certain summary information concerning the compensation earned during the fiscal years ended May 31, 2007 and 2006 by the Company's Chief Executive Officer and each officer whose salary and bonus was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries. The individuals included in the following table will be referred to in this Proxy Statement as the named executive officers.

SUMMARY COMPENSATION TABLE

                                                                                           Nonqualified
   Name and                                                                Non-Equity        Deferred
  Principal                                        Stock       Option     Incentive Plan   Compensation     All Other
   Position        Year     Salary($)   Bonus($)  Awards($)  Awards($)   Compensation($)    Earnings($)   Compensation($)   Total($)
   --------        ----     ---------   --------  ---------  ---------   ---------------    -----------   ---------------   --------
Rick Kozuback      2006      225,000      --         --          0*           --                --                --        225,000
Rick Kozuback      2007      210,417      --         --         --            --                --             3,600        214,017
Brad Treliving     2006      150,000      --         --          0*           --                --                --        150,000
Brad Treliving     2007      148,075      --         --         --            --                --             6,300        154,375
J. Craig Johnson   2006      150,000      --         --          0*           --                --                --        150,000
J. Craig Johnson   2007      164,227      --         --         --            --                --             8,100        172,327

----------
* All option awards reflected above bear exercise prices which exceed the closing market price of the Company's common stock on May 31, 2007, of $4.90 per share and, therefore, there is no value reflected. During fiscal year ended May 31, 2006, Mr. Kozuback received an option award of 10,000 shares at $5.40 per share and an option award of 10,000 shares at $8.50 per share; Mr. B. Treliving received an option award of 7,000 shares at $5.75; and Mr. Johnson received an option award of 15,000 shares at $5.75.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                          Option Awards                                                Stock Awards
                 -----------------------------------------------------------------     --------------------------------------------
                                                                                                                           Equity
                                                                                                                          Incentive
                                                                                                              Equity        Plan
                                                                                                             Incentive     Awards:
                                                                                                               Plan       Market or
                                                                                                              Awards:      Payout
                                                  Equity                               Number     Market     Number of    Value of
                                                 Incentive                               of      Value of     Unearned    Unearned
                                                Plan Awards:                           Shares     Shares      Shares,      Shares,
                  Number of       Number of      Number of                            or Units   of Units     Units or    Units or
                 Securities       Securities    Securities                            of Stock   of Stock      Other       Other
                 Underlying       Underlying     Underlying                             That       That        Rights      Rights
                 Unexercised      Unexercised   Unexercised    Option      Option     Have Not   Have Not    That Have    That Have
                  Options(#)       Options(#)    Unearned     Exercise   Expiration    Vested     Vested     Not Vested   Not Vested
     Name       Exercisable(1)   Unexercisable    Options(#)   Price($)     Date         (#)        ($)         (#)          ($)
     ----       --------------   -------------    ----------   --------     ----      -------    -------     ----------   ----------
Rick Kozuback      17,500             --             --         3.50      11/6/2011      --         --           --          --
                    5,000             --             --         3.50      10/23/2012     --         --           --          --
                   10,000             --             --         3.50      5/31/2013      --         --           --          --
                   10,000             --             --         3.50      5/31/2014      --         --           --          --
                   20,000             --             --         5.75      2/23/2015      --         --           --          --
                   10,000             --             --         5.40      6/1/2015       --         --           --          --
                   10,000             --             --         8.50      11/18/2015     --         --           --          --

J. Craig Johnson    5,000             --             --         3.50      4/16/2014      --         --           --          --
                   15,000             --             --         5.75      2/23/2015      --         --           --          --

Bradford Treliving  5,000             --             --         3.50      2/7/2012       --         --           --          --
                    5,000             --             --         3.50      10/23/2012     --         --           --          --
                    7,000             --             --         5.75      2/23/2015      --         --           --          --

----------
(1) All options held by the Company named executive officers at May 31, 2007, are fully vested and exercisable.

Messrs. Johnson and B. Treliving have resigned their positions with the Company and exercised certain options after May 31, 2007, as follows: Mr. Johnson exercised 5,000 options at $3.50 and Mr. B. Treliving exercised 10,000 options at $3.50.

There were no options granted by the Company to directors or executive officers during the fiscal year ended May 31, 2007.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

Effective April 18, 2007 Global renewed a one-year employment agreement with Richard Kozuback providing for an annual base salary of $200,000, reduced from $225,000 effective September 1, 2006.

2000 LONG-TERM INCENTIVE PLAN

Global's Board of Directors and shareholders have adopted the Global Entertainment Corporation 2000 Long-Term Incentive Plan. The principal purpose of the plan is to promote the success, and enhance the value, of Global by linking the personal interests of its key employees to those of its stockholders and by providing its key employees with an incentive for outstanding performance. The plan provides for a variety of compensation awards, including non-qualified stock options, incentive stock options that are within the meaning of Section 422 of the Internal Revenue Code, and restricted stock awards. A total of 750,000 shares of common stock are reserved for issuance under the plan. As of May 31, 2007 we had outstanding options to purchase 639,899 shares of common stock under the 2000 Long-Term Incentive Plan, with a weighted average exercise price of $4.65 per share. As of May 31, 2007 options to acquire 106,601 shares of common stock had been exercised leaving 3,500 options available for issuance under the 2000 Long-Term Incentive Plan.

2007 LONG-TERM INCENTIVE PLAN

During 2007, the Company adopted the 2007 Long-Term Incentive Plan. The 2007 Plan authorizes the Company's Board of Directors to grant restricted stock awards to selected officers, employees, outside consultants and directors of the Company or its wholly owned subsidiaries for up to an aggregate of 320,000 shares of the Company's common stock. Awards to non-employee directors shall vest over two years, awards to officers and employees shall vest over four years, and awards made to consultants or advisors shall be determined by the Compensation Committee of the Board of Directors.

Effective October 20, 2006, the Company issued 4,000 shares of restricted stock with two year vesting terms to various directors as compensation for service on the Board, and 6,000 shares of restricted stock with one year vesting terms as part of the Company's financial consulting agreement with Miller Capital Corporation.

Global's Board of Directors, or the compensation committee of the Board of Directors, designates the participants in the plan, determines the type and amount of awards granted, the terms and conditions of each award, sets the exercise price of the awards, and makes all other decisions relating to the issuance of awards under the plan.

Global's Board of Directors, or the compensation committee of the Board of Directors, are authorized to terminate, amend or modify the plan. Global has attempted to structure the plan in a manner such that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Section 162(m) of the Internal Revenue Code.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Miller Capital Corporation ("MCC") and Miller Capital Markets, LLC ("MCM"), are part of The Miller Group, which is involved in private corporate finance, mergers and acquisitions, and management and investor relations consulting, owns stock in Global, and its Chairman, President and Chief Executive Officer, Rudy
R. Miller, was formerly a member of Global's Board of Directors. MCC was retained independently by both Global and Cragar prior to the execution of the merger agreement between Global and Cragar. In order to avoid any potential conflict, Mr. Miller resigned from his position as a Director of Global prior to the approval and execution of the merger agreement and MCC waived any potential fee pursuant to its financial advisory agreement with Global dated July 18, 2001 in connection with the merger. However, pursuant to a financial advisory agreement with Cragar dated November 9, 2001, MCC was entitled to receive, upon consummation of the merger, a financial advisory fee of $250,000. In addition, MCC and MCM have entered into an exclusive financial advisory agreement with Global pursuant to which MCC and MCM act as a management consultant to and as exclusive financial advisor for Global. Pursuant to these agreements, MCC will provide services that include the development of strategic financial plans to the extent required by Global and, when applicable, to provide shareholder relation services. As compensation for such services, MCC received a monthly fee of $12,500 for 24 months following the effective date of the merger with Cragar (March 2004), is entitled to receive a success fee equal to 3% of any private debt financing, 4% of any public equity or debt financing, 10% of any private equity financing, and a graduated fee ranging from 1% to 5% of the consideration received by Global in connection with any future merger or acquisition transaction. In addition, MCC also received a warrant to acquire up to 20,000 shares of Global's common stock at an exercise price of $3.50 per share expiring five years from the date of grant. Effective February 14, 2006, Global entered a two year consulting agreement with Miller Capital Corporation and a two year agreement for investment banking services with Miller Capital Markets, LLC incorporating similar terms as described above. The consulting agreement provides for an increase in the monthly service fee to $15,000 starting June 1, 2006 and for MCC to receive on July 1, 2006, a restricted stock grant consisting of 6,000 shares of the Company's common stock. The Company also paid $25,000 under this agreement for a due diligence report prepared for the Company.

SHAREHOLDER PROPOSALS FOR 2008 SHAREHOLDERS MEETING

Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the SEC and the Company's Bylaws. Proposals of stockholders of the Company intended to be presented for consideration at the Company's 2008 Annual Meeting of Shareholders and included in the Company's proxy statement for that year must be received by the Company no later than May 31, 2008, in order that they be included in any proxy statement and form of proxy related to that meeting.

OTHER BUSINESS

The Board does not know of any other business to be presented at the Meeting and does not intend to bring before the Meeting any matter other than the proposals described herein. However, if any other business should come before the Meeting, or any adjournments thereof, the persons named in the accompanying proxy will have discretionary authority to vote all proxies.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, YOU ARE RESPECTFULLY REQUESTED TO MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors,


/s/ James Yeager
------------------------------
James Yeager
Chief Financial Officer

Phoenix, Arizona
September 28, 2007

                                   APPENDIX A

                        GLOBAL ENTERTAINMENT CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE ORGANIZATION AND COMPOSITION

There shall be a committee of the Board of Directors (the "Board") of Global Entertainment Corporation, a Nevada corporation (the "Company") known as the Audit Committee (the "Audit Committee" or the "Committee"). The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee shall be composed of not fewer than three directors who meet the independence, financial literacy, and other membership requirements under the rules of the American Stock Exchange (the "AMEX"), Section 10A(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"). One member of the Committee shall serve as chairman, and a majority of its members shall constitute a quorum.

Audit Committee members must (i) be "independent," as defined under AMEX Company Guide Section 121A, (ii) meet the additional criteria for independence under
Section 301 of the Sarbanes-Oxley Act of 2002 (the "SOX"), (iii) not have participated in the preparation of the financial statements of Global Entertainment or any subsidiary of Global Entertainment at any time during the past three (3) years, and (iv) not own more than 20% of Global Entertainment's Common Stock, or such lower threshold as the SEC may establish under the SOX. Currently, Section 301 under the SOX provides that a director who receives any consulting, advisory or compensatory fee (such as legal fees to a law firm of which a director is a partner) from the issuer does NOT satisfy the criteria for independence.

All members of the Audit Committee must be financially literate, as interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Financial literacy generally requires that a member be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee is required to have accounting or related financial management expertise, as defined by the Board's business judgment. In the alternative, a member who qualifies as an Audit Committee financial expert under
Item 401(h) of Regulation S-K or Item 401(e) of Regulation S-B is presumed to have requisite financial expertise.

Under exceptional and limited circumstances, the Company may appoint one member to the Audit Committee who is not independent as defined in AMEX Company Guide
Section 121B(2)(b) and is not a current officer or employee of Global Entertainment or a family member of such person. The Board must determine that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and in the next annual proxy statement, the Board must disclose the nature of the relationship and the reasons for that determination. Such a member appointed under this exception would not be permitted to serve longer than two (2) years and would not be allowed to chair the Audit Committee.

II. AUDIT COMMITTEE STATEMENT OF PURPOSE

The Audit Committee's primary purpose is to oversee Global Entertainment's accounting and financial reporting processes and the audits of the financial statements. To this end, the Audit Committee shall provide assistance to the Board in fulfilling the Board's responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Audit Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditor shall be responsible for auditing those financial statements. The Audit Committee shall provide an open avenue of communication between the independent auditor, management and the Board. The Committee has a special responsibility to ensure the independence of the outside auditors.

III. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

Following are four sets of activities in which the Audit Committee shall be engaged.

A. GENERAL AND CONTINUOUS DUTIES

     * Meet at least four times per year, or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.
     * Have direct responsibility for the appointment, compensation, retention and oversight of the Company's outside auditor, as well as the ability to engage outside advisors.
     * Require that the independent auditor submit annually a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Board Standard No. 1, and discuss with the independent auditor the independent auditor's independence, particularly in the case where the independent auditor provides non-audit services to the Company.
     * Instruct the independent auditor that they are ultimately accountable to the Board and the Audit Committee and are to report directly to the Audit Committee.
     * Inquire of management and the independent auditor about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.
     * Consider and review with management, internal audit staff and the independent auditor:
          1.   The  adequacy  of  the  Company's   internal  controls  including
               computerized information system controls and security; and
          2.   Related findings and  recommendations of the independent  auditor along with management's responses.
     * Consider and review with management, internal audit staff and the independent auditor:
          1. Significant findings during the year, including the status of previous audit recommendations;
          2. Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information, and any significant disagreements with management (Statement on Auditing Standards No. 61); and
          3.   Any changes required on the planned scope of the audit.

     * Meet periodically with the independent auditor and management separately to discuss any matter that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.
     * Report periodically to the Board on significant results of the foregoing activities.

B. CONTINUOUS (REPORTING SPECIFIC POLICIES)

     * Discuss with financial management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Audit Committee by the independent auditor.
     * Discuss with financial management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles, estimates by management, and financial disclosures used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.
     * Discuss with financial management and the independent auditor the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.
     * Determine with regard to new significant transactions or events, the auditor's reasoning for the appropriateness of the accounting policies and disclosures adopted by management.

C. SCHEDULED

     * Recommend the selection of the independent auditor for approval by the Board, determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.
     * Oversee the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.
     * Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
     * Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
     * Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
     * Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the DE MINIMUS exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.
     * Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
     * Review, in consultation with the independent auditor and management, the audit scope and plan for the audit of the annual financial statement.
     * Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including:
          1. The audit of the Company's annual financial statements, accompanying footnotes and its report thereon, including, but not limited to disclosures made in management's discussion and analysis and whether the audited financial statements should be included in the Company's Form 10-K;
          2. Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company's response to such letter or schedule;
          3. Any significant changes required in the independent auditor's audit plan; and 4. Difficulties or disputes with management encountered during the course of the audit.

     * Review quarterly earnings reports with management and the independent auditor prior to the public release of any financial related disclosures.
     * Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.
     * Arrange for the independent auditor to be available to the full Board, at least annually, to help provide a basis for the Board to recommend the appointment of the auditor.
     * Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.
     * Review and update the Audit Committee's Charter annually, and recommend any proposed changes to the Board for approval. * Approve the report required by the rules of the SEC to be included in the Company's Proxy Statement.

AS NECESSARY

     * Review and approve requests for any management or other consulting services to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.
     * Investigate any matter brought to its attention, with the right to retain independent legal, accounting or other advisors to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Audit Committee recognizes that the Company's financial management, including its internal audit staff and the independent auditor, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Finally, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

To organize the Committee's specific responsibilities in fulfilling its oversight role, an Audit Committee Responsibilities Calendar was created. As a summary of the Committee's responsibilities, this most recently updated Audit Committee Responsibilities Calendar has been adopted as part of the Audit Committee Charter.

                                                                                                WHEN PERFORMED
                                                                                           Audit Committee Meetings
                                                                                  ----------------------------------------
                                                                                                                      As
        RESPONSIBILITY                                                            October   January  April  August  needed
        --------------                                                            -------   -------  -----  ------  ------
1.   Meet four times per year or more frequently as circumstances  require.  The                                       X
     Committee may ask members of  management  or others to attend  meetings and provide pertinent information as necessary.

2.   Require that the  independent  auditors  submit  annually a formal  written               X
     statement  delineating all relationships  between the independent  auditors and the Company, consistent with Independence Board Standard No. 1.

3.   Instruct the  independent  auditor that they are ultimately  accountable to               X
     the  Board  and the  Committee  and are to  report  directly  to the  Audit
     Committee.

4.   Inquire of management and the independent auditor,  about significant risks     X         X        X      X       X
     or eXposures  and review the steps  management  has taken to minimize  such risks to the Company.

5.   Consider and review with management and the independent auditor:                X         X        X      X       X
     (a)  The adequacy of the Company's internal controls including computerized information system controls and security.
     (b)  Related findings and  recommendations of the independent auditor along with management's responses.

6.   Consider and review with management and the independent auditor:                X         X        X      X       X
     (a)  Significant findings during the year, including the status of previous audit recommendations.
     (b)  Any  difficulties  encountered in the course of audit work,  including any  restrictions  on the scope of  activities  or access to  required information.
     (c)  Any changes required on the planned scope of the audit.

7.   Meet periodically with the independent auditor and management separately to     X         X        X      X       X
     discuss any matter that the  Committee  or these groups  believe  should be discussed privately with the Audit Committee.

8.   Report  periodically  to the Board on significant  results of the foregoing                                       X
     activities.

9.   Discuss  with   management  and  the   independent   auditor  any  relevant                                       X
     significant  new financial  reporting  issues and practices  brought to the attention of the Committee by the independent auditor.

10.  Discuss with  management  and the  independent  auditor  their  qualitative     X         X        X      X       X
     judgments  about  the  appropriateness,  not  just  the  acceptability,  of accounting  principles estimates by management,  and financial  disclosures used or proposed to be adopted by the Company and, particularly,  about the degree of  aggressiveness  or conservatism  of its accounting  policies and practices.

11.  Inquire as to the  auditor's  views of  management's  choices of accounting     X         X        X      X       X
     policies as  conservative,  moderate or aggressive  from the perspective of income,  asset and  liability  recognition,  and whether such  policies are common practices.

12.  Determine  with  regard to new  significant  transactions  or  events,  the     X         X        X      X       X
     auditor's  reasoning for the appropriateness of the accounting policies and disclosures adopted by management.

13.  Recommend  the  selection  of the  independent  auditor for approval by the               X
     Board;  determine the compensation of the independent  auditor,  and review and approve the dismissal of the independent auditor.

14.  Oversee  the  work of the  independent  auditor  (including  resolution  of     X         X        X      X       X
     disagreements  between  management and the  independent  auditor  regarding financial  reporting)  for the  purpose  of  preparing  or issuing an audit report or related work.

15.  Ensure the  rotation of the lead (or  coordinating)  audit  partner  having               X
     primary  responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

16.  Recommend to the Board  policies for the  Company's  hiring of employees or               X
     former  employees  of  the  independent  auditor  who  participated  in any capacity in the audit of the Company.

17.  Establish procedures for the receipt, retention and treatment of complaints               X
     received by the Company regarding accounting,  internal accounting controls
     or  auditing  matters,  and  the  confidential,   anonymous  submission  by
     employees  of  concerns  regarding  questionable   accounting  or  auditing
     matters.

18.  Preapprove  all  auditing   services  and  permitted   non-audit   services               X
     (including  the fees and terms  thereof) to be performed for the Company by its independent auditor, subject to the de minimus eXceptions for non-audit services  described in Section  10A(i)(1)(B)  of the EXchange Act which are approved by the Audit Committee prior to the completion of the audit.

                                                                                                WHEN PERFORMED
                                                                                           Audit Committee Meetings
                                                                                  ----------------------------------------
                                                                                                                      As
        RESPONSIBILITY                                                            October   January  April  August  needed
        --------------                                                            -------   -------  -----  ------  ------
19.  Form and delegate  authority  to  subcommittees  consisting  of one or more               X
     members when appropriate,  including the authority to grant preapprovals of audit and permitted  non-audit  services,  provided that  decisions of such subcommittee  to grant  preapprovals  shall be  presented to the full Audit
     Committee at its neXt scheduled meeting.

20.  Review,  in consultation with the independent  auditor and management,  the               X
     audit scope and plan for the audit of the annual financial statement.

21.  Review with  management and the  independent  auditor the results of annual     X
     audits and related  comments with the Board and other  committees as deemed appropriate, including;
     1.   The audit of the Company's annual financial  statements,  accompanying footnotes and its report thereon.
     2.   Any management letter or schedule of unadjusted  differences  provided by the independent  auditor, and the Company's response to such letter or schedule.
     3.   Any significant  changes  required in the independent  auditor's audit plan.
     4.   Any  difficulties or disputes with management  encountered  during the course of the audit.

22.  Review  quarterly  earnings  reports with  management  and the  independent     X         X        X      X       X
     auditor,  prior to the  release  to the  public  of any  financial  related disclosures.

23.  Review disclosures made to the Audit Committee by the Company's CEO and CFO     X         X        X      X       X
     during  their  certification  process for the Form 10-K and Form 10-Q about any  significant  deficiencies  in the  design  or  operation  of  internal controls or material weaknesses therein and any fraud involving  management or other  employees who have a significant  role in the Company's  internal controls.

24.  Arrange for the  independent  auditor to be available to the full Board, at               X
     least  annually,  to help  provide a basis for the Board to  recommend  the appointment of the auditor.

25.  Review periodically with general counsel, legal and regulatory matters that     X
     may  have  a  material  impact  on  the  Company's  financial   statements,
     compliance policies and programs.

26.  Review and update the  Committee's  Charter  annually,  and  recommend  any                               X
     proposed changes to the Board for approval.

27.  The  Committee  shall  approve  the  report  required  by the  rules of the               X
     Securities  and EXchange  Commission to be included in the Company's  ProXy
     Statement.

28.  Review and approve requests for any management or other consulting services                                       X
     to be performed by the Company's  independent auditor and be advised of any other  study  undertaken  at the request of  management  that is beyond the scope of the audit.

29.  The  Committee  is  empowered  to  investigate  any  matter  brought to its                                       X
     attention,  with the right to retain independent legal, accounting or other advisors to assist in the conduct of any investigation.

                            ANNUAL MEETING PROXY CARD
                        GLOBAL ENTERTAINMENT CORPORATION

[ ] Mark this box with an X if you have made changes to your name or address details above.

--------------------------------------------------------------------------------
                            ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

                            PROXY/VOTING INSTRUCTIONS
                        GLOBAL ENTERTAINMENT CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James Yeager, James Treliving and Richard Kozuback, and each of them, with power of substitution, proxies of the undersigned, to vote all shares of common stock of Global Entertainment Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held October 17, 2007 and any adjournment or postponement thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

ADMISSION: A form of personal identification and evidence of beneficial ownership, if applicable, admits the named shareholder(s) and one guest.

SECURITY: For the safety of attendees, all boxes, handbags and briefcases are subject to inspection.

TIME AND LOCATION: Global Entertainment Corporation's 2007 Annual Meeting of Shareholders will be held at 9:00 A.M. Arizona Time on October 17, 2007 at the principal executive offices of The Miller Group at 4909 E. McDowell Road, Phoenix, Arizona 85008.

PLEASE RETURN THIS SHEET AND THE ATTACHED BALLOT TO:

                                             Shareholder Proxy
                                             Global Entertainment Corporation
                                             4909 E. McDowell Road, Suite 104
                                             Phoenix, Arizona 85008

                                             Or via facsimile to: (480) 994-0759

PROXY BALLOT - GLOBAL ENTERTAINMENT CORPORATION

A.   ELECTION OF DIRECTORS.

The Board of Directors recommends a vote FOR proposal 1.

                        FOR   WITHHOLD                             FOR   WITHHOLD                             FOR   WITHHOLD
01--James Treliving     [ ]      [ ]    04--Michael L. Hartzmark   [ ]      [ ]    07--Stephen A McConnell    [ ]     [ ]
02--Richard Kozuback    [ ]      [ ]    05--Donald R. Head         [ ]      [ ]    08--George Melville        [ ]     [ ]
03--Michael L. Bowlin   [ ]      [ ]    06--Terry S. Jacobs        [ ]      [ ]    09--Mark Schwartz          [ ]     [ ]

B.   APPOINTMENT OF AUDITORS.

The Board of Directors recommends a vote FOR proposal 2.

                                                                             FOR          AGAINST         ABSTAIN
Ratification of the appointment of Semple, Marchal & Cooper, LLP as          [ ]            [ ]             [ ]
independent registered public accounting firm.

C. AUTHORIZED SIGNATURES--SIGN HERE--THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1                  Signature 2 (if applicable)       Date (mm/dd/yyyy)


------------------------     ---------------------------       -----------------